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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 30, 2005

                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                               1-13926                  76-0321760
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (281) 492-5300


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


      Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

      On August 30, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing that the jack-up drilling rig Ocean Warwick could not be found on its drilling location during a search by fixed-wing aircraft early that morning. The press release indicated that the rig was located on Main Pass Block 299, approximately 12 miles off the coast of Louisiana in about 200 ft. of water prior to passage of hurricane Katrina, and that additional search efforts were under way in an attempt to determine the disposition of the 300-ft. independent cantilever rig. The Warwick is insured for approximately $50 million net of applicable deductibles and has a book value of approximately $14 million.

      In addition, the press release indicated that the semisubmersible drilling rig Ocean Voyager broke free from its moorings in the aftermath of hurricane Katrina and had been located approximately 9 miles north of its pre-storm location on Mississippi Canyon Block 711. A limited crew re-boarded the Ocean Voyager in order to secure the unit and to further assess its condition. The U.S. Coast Guard has been notified of both situations.

      The press release reported that the Voyager and Warwick had been secured and personnel evacuated prior to hurricane Katrina passing through the area and that initial fly-bys of other Company rigs in the path of hurricane Katrina did not indicate any damage; however, the Company will not be able to make a complete assessment of the condition of all of its rigs until personnel are able to re-board the units over the next few days.

      Filed herewith is a copy of such press release.

      Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements concerning the location of the Company's drilling rigs, related search efforts, insurance, condition and damage assessments, securing the rigs, damages to the Company's drilling rigs and re-boarding the rigs. Forward-looking statements include, without limitation, statements which project, indicate or imply future results and may contain words like "expect," "intend," "plan," "will," "would," "estimated" and "budgeted," among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, potential damage to or loss of equipment and resulting loss of contracted revenue due to hurricane Katrina, as well as general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue

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reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A further discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.


 Exhibit number    Description
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     99.1          Press release of August 30, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIAMOND OFFSHORE DRILLING, INC.


                                    By: /s/ William C. Long
                                        ---------------------------------
                                        William C. Long
                                        Vice President, General Counsel and
                                        Secretary

Dated: August 30, 2005


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                                  EXHIBIT INDEX


 Exhibit number    Description
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     99.1          Press release of August 30, 2005